                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Thomas A. McAvity, Jr. whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



September 18, 1996
-----------------------------
Date


/s/ THOMAS A. MCAVITY, JR.
-----------------------------
Thomas A. McAvity, Jr.
Vice President

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Karen C. Gardner whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



September 18, 1996
-----------------------------
Date


/s/ KAREN C. GARDNER
-----------------------------
Karen C. Gardner
Vice President

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Sharmaine M. Miller whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



September 16, 1996
-----------------------------
Date


/s/ SHARMAINE M. MILLER
-----------------------------
Sharmaine M. Miller
Chief Administrative Officer and Director

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



September 18, 1996
-----------------------------
Date


/s/ KEVIN R. SLAWIN
-----------------------------
Kevin R. Slawin
Vice President and Director

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



March 5, 1997
-----------------------------
Date


/s/ MICHAEL J. VELOTTA
-----------------------------
Michael J. Velotta
Vice President, Secretary, General
 Counsel and Director

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



March 7, 1997
-----------------------------
Date


/s/ PETER H. HECKMAN
-----------------------------
Peter H. Heckman
Vice President

                               POWER OF ATTORNEY

        WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            CUSTOM ANNUITY CONTRACT


     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York Custom Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.



March 7, 1997
-----------------------------
Date


/s/ KEITH A. HAUSCHILDT
-----------------------------
Keith A. Hauschildt
Assistant Vice President and Controller